Net interest income	12 Months Ended
Dec. 31, 2020
Net interest income
Net interest income

1 Net interest income

	2020	2019	2018
	£m	£m	£m
Balances at central banks	90	321	358
Loans to banks - amortised cost	246	405	164
Loans to customers - amortised cost	9,252	9,795	9,993
Other financial assets	483	854	534
Interest receivable	10,071	11,375	11,049

Balances with banks	144	319	250
Customer deposits	911	1,256	849
Other financial liabilities	846	1,102	791
Subordinated liabilities	402	483	461
Internal funding of trading businesses	19	168	42
Interest payable	2,322	3,328	2,393
Net interest income	7,749	8,047	8,656

Interest income on financial instruments measured at amortised cost and debt instruments classified as FVOCI is measured using the effective interest rate which allocates the interest income or interest expense over the expected life of the asset or liability at the rate that exactly discounts all estimated future cash flows to equal the instrument's initial carrying amount. Calculation of the effective interest rate takes into account fees payable or receivable that are an integral part of the instrument's yield, premiums or discounts on acquisition or issue, early redemption fees and transaction costs. All contractual terms of a financial instrument are considered when estimating future cash flows. Included in interest receivable is finance lease income which is recognised at a constant periodic rate of return before tax on the net investment.